ADVANCED SERIES TRUST
THE PRUDENTIAL SERIES FUND

STATEMENTS OF ADDITIONAL INFORMATION, EACH DATED MAY 1, 2010

SUPPLEMENT DATED JULY 12, 2010

This supplement sets forth changes to the Statements of Additional Information, each dated May 1, 2010 (each, an SAI), of Advanced Series Trust (the Trust) and The Prudential Series Fund (the Fund). The Portfolios of the Trust and the Fund discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with the SAI and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the SAI.

I. New Subadvisory Arrangements for AST Value Portfolio

The Board of Trustees of the Trust recently approved replacing Deutsche Investment Management Americas, Inc. (Deutsche) as the sole subadviser for the AST Value Portfolio (the Value Portfolio) with BlackRock Investment Management, LLC (BlackRock). This change is expected to become effective on or about the close of business on July 16, 2010. Depending upon market, economic, and financial conditions as of the close of business on July 16, 2010 and the Trust's ability to implement certain legal agreements and custody arrangements, it may take several weeks for BlackRock to fully implement its investment strategies on behalf of the Value Portfolio.

A. The information relating to Deutsche’s contractual subadvisory fee rate for the Value Portfolio that appears in the section of the SAI of the Trust entitled “Management & Advisory Arrangements—Subadvisers—AST Value Portfolio— Deutsche Investment Management Americas Inc.” is hereby deleted and replaced with the following:

Portfolio	Subadviser	Subadvisory Fee Rate
AST Value Portfolio	BlackRock Investment Management, LLC

0.35% of average daily net assets to $100 million;

0.30% of average daily net assets over $100 million but not exceeding $200 million;

0.27% of average daily net assets over $200 million but not exceeding $1 billion; and

0.25% of average daily net assets exceeding $1 billion

B. The information relating to the Deutsche portfolio managers appearing in the section of the SAI of the Trust entitled “Portfolio Managers: Other Accounts--Additional Information About the Portfolio Managers–Other Accounts and Fund Ownership –AST Value Portfolio” is hereby deleted and replaced with the following:

The following tables set forth information about the Value Portfolio and accounts other than the Value Portfolio for which the BlackRock portfolio managers are primarily responsible for the day-to-day portfolio management as of the Trust's most recently completed fiscal year (i.e., December 31, 2009). The table shows, for each BlackRock portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is also indicated. The tables also set forth the dollar range of equity securities of each Portfolio of the Trust beneficially owned by such portfolio managers as of the Trust's most recently completed fiscal year (i.e., December 31, 2009).

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based			Dollar Range for Ownership of Portfolio Securities
Name of BlackRock Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Robert C. Doll, Jr.	28	15	24	0	2	0	$0
	$16.07 Billion	$3.63 Billion	$2.41 Billion	$0	$190.4 Million	$0
Daniel Hanson	28	15	24	0	2	0	$0
	$16.07 Billion	$3.63 Billion	$2.41 Billion	$0	$190.4 Million	$0
Kevin Rendino	9	4	0	0	0	0	$0
	$7.85 Billion	$2.16 Billion	$0	$0	$0	$0
Kurt Schansinger	9	4	0	0	0	0	$0
	$7.85 Billion	$2.16 Billion	$0	$0	$0	$0
Carrie King	9	4	0	0	0	0	$0
	$7.85 Billion	$2.16 Billion	$0	$0	$0	$0

C. The section of the SAI of the Trust entitled “Portfolio Managers: Compensation and Conflicts Policies-- Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest— Deutsche Investment Management Americas Inc.” is hereby revised by deleting the information relating to Deutsche’s compensation and conflicts of interest policies and including the following information relating to BlackRock’s compensation and conflict of interest policies.

Set forth below, for each BlackRock portfolio manager listed above, is an explanation of the structure of, and method(s) used by BlackRock to determine, portfolio manager compensation. Also set forth below, for each BlackRock portfolio manager listed above, is an explanation of any material conflicts of interest that may arise between a portfolio manager's management of the Value Portfolio's investments and investments in other accounts.

BlackRock Investment Management, LLC

Portfolio Manager Compensation Overview
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Due to Mr. Doll’s unique position (as Portfolio Manager, Vice Chairman of BlackRock, Inc., BlackRock’s Chief Equity Strategist and member of the BlackRock Leadership Committee), his compensation does not solely reflect his role as portfolio manager of the funds managed by him. The performance of his fund is included in the determination of his incentive compensation but, given his multiple roles and the various compensation components, the performance of his fund is not the primary driver of his compensation.

Base compensation.  Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation
Discretionary incentive compensation is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager’s tenure is less than five years, performance periods will reflect time in position. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers for the large cap value segment of the Portfolio and the basic value segment of the Portfolio, such benchmarks include the Lipper Multi-Cap Value Funds classification and the Lipper Large-Cap Value Funds classification, respectively.
Portfolio managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Doll, Hanson, Rendino and Schansinger and Ms. King have each received awards under the LTIP.
Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Doll, Hanson, Rendino and Schansinger and Ms. King have each participated in the deferred compensation program.

 Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

 Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

Potential Material Conflicts of Interest
Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Funds.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  In this connection, it should be noted that Messrs. Doll and Hanson currently manage certain accounts that are subject to performance fees.  In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.  Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time.  This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

II. Revised Subadvisory Fee Arrangement for Conservative Balanced Portfolio and
Flexible Managed Portfolio of The Prudential Series Fund

The information relating to the contractual subadvisory fee rates for Prudential Investment Management, Inc. (PIM) and Quantitative Management Associates LLC (QMA) in connection with the Conservative Balanced Portfolio and Flexible Managed Portfolio of the Fund that appears in the sections of the SAI of the Fund entitled “Management & Advisory Arrangements—Subadvisers— Conservative Balanced Portfolio” and “Management & Advisory Arrangements—Subadvisers— Flexible Managed Portfolio” are hereby deleted and replaced with the following:

Conservative Balanced Portfolio
Subadviser	Subadvisory Fee Rate
QMA	0.315% of average daily net assets managed by QMA
PIM	0.24% of average daily net assets managed by PIM (Core Fixed-Income/Futures Assets Only) 0.15% of average daily net assets managed by PIM (Money Market Assets Only)
Flexible Managed Portfolio
Subadviser	Subadvisory Fee Rate
QMA	0.34% of average daily net assets managed by QMA
PIM	0.24% of average daily net assets managed by PIM (Core Fixed-Income/Futures Assets Only) 0.15% of average daily net assets managed by PIM (Money Market Assets Only)

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